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                                                                    EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Columbia Sportswear Company (the COMPANY") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Bryan L. Timm, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


  (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


  (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operation of the Company.


                                        Dated: November 12, 2002


                                        /s/ BRYAN L. TIMM
                                        ---------------------------------------
                                        Bryan L. Timm
                                        Chief Financial Officer
                                        Columbia Sportswear Company